ZALE CORPORATION

January 2001

Zale: Positioned As The Industry Leader

- **North America's Largest Specialty Retailer Of Fine Jewelry**
- **Mall Based Stores Leverage Traffic 365 Days A Year**
- **Business Disciplines And Strategies Drive Profitability In Changing Environment**
- **Powerful Brands With Broad Geographic & Demographic Diversity**

ZALES Gordon's BAILEY BANKS & BIDDLE PEOPLES the DIAMOND STORE Piercing Pagoda

ZALES Outlet Zales.com

Multi Faceted Structure*

	Piercing Pagoda	PEOPLES the DIAMOND STORE	ZALES outlet	ZALES Zales .com	Gordon's	BAILEY BANKS & BIDDLE
Customer Profile	Young Trendsetter	Moderate Canadian with Value Focus	Value & Brand Oriented	Classic and Traditional Middle America	Contemporary More Fashion Forward	Upscale
Average Sale	$29	$200 CAD	$235	$275	$279	$742
Target Customer Age	16-25	25-65	30+	25-65	30-65	35-65
Locations	946 Kiosks	171	79	748	309	119

* Estimated Q2 2001

ZALE CORPORATION

Core Brands: Foundation For Growth

- **Three Tiered Merchandise Strategy / Item Focused**
  - *Bridal* ♦ *Gift Giving* ♦ *Watches*
- **Wedding Foundation Provides Opportunities**
  - *Stability & Predictability* ♦ *Consumer Relationship*
- **Size Provides Leverage**
  - Margin ♦ *Expense* ♦ *Inventory*
- **Real Estate Investments Fuel Productivity**
  - *New Stores* ♦ *Remodels* ♦ *Expanded Concepts*
- **Competitive & Economic Landscape Accelerates Consolidation Opportunities**

ZALE CORPORATION

Brand Extentions: Growth Vehicles

Piercing Pagoda

- **Strategic Opportunity**
  - Expands Customer Base to Entry Level
  - No Business Overlap
  - National Dominance in Kiosk Space
  - Synergistic To Our Core Competencies
- **Revenue Growth**
  - Export the Zale Strategy
  - Exploit Merchandising Opportunities
  - Strategic Real Estate Development
- **Opportunity To Increase Productivity And Profitability**
  - Leverage Infrastructure
  - Inventory Management

ZALE CORPORATION

Brand Extensions: Growth Vehicles

- ***Zales Outlet: Only National Jewelry Brand In Outlet Space***
  - Revenue & Profitability Consistent With Zales Stores
  - Double Store Base Over 4 to 5 Years
- ***Peoples: Only National Jewelry Brand in Canada***
  - Opportunity To Leverage Zale Strategy
    - *Improve Store Productivity*
    - *Increase Market Share*
    - *Revitalize A Brand: Mappins*
    - *Real Estate Investments*
- ***E-Commerce: Brick and Mortar Synergy***
  - A Fully Integrated Multi-Channel Approach

ZALE CORPORATION

Infrastructure Efficiencies

- **Leverage Technology Systems**
  - ***Inventory: Merchandise & Allocation***
  - ***Finance***
- **Intranet Provides Productivity Improvements**
  - ***Services***
  - ***Inventory Management***
  - ***Personnel***
- **Distribution Capacity Increased To Support Growth**
- **Reallocation Of Credit Resources For Increased Profits**

ZALE CORPORATION

Investment Merits

Why Invest In The Jewelry Industry

- Fragmented Industry Provides Significant Market Share Growth
- Demographic Trends Favor Jewelry

Why Invest In ZLC

- National Brand Strength
- Disciplined Management
- Strategic Acquisitions Provide Growth Avenues
- Positive Cash Flow Fuels Increased Returns

ZALE CORPORATION

FINANCIAL PERFORMANCE

Consistent Growth: Sales



(Dollars in Millions)
$1,800
1,600
1,400
1,200
1,000
800
600
138% Growth
$920
$1,036
$1,137
$1,254
$1,314
$1,429
$1,794
1994
1995
1996
1997
1998
1999
2000

	1994	1995	1996	1997	1998	1999	2000
Comp. Store %	*3%*	*12.8%*	*9.9%*	*5.5%*	*9.3%*	*6.0%*	*11.6%*
# of locations ex. DPFJ	*1026*	*993*	*1021*	*1065*	*1125*	*1333*	*1389*

ZALE CORPORATION

Consistent Increases: EBITDA



% to sales
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
Annual Increase = 94bp
6.3 %
7.5%
9.1%
10.4%
11.9%
13.3%
14.1%
12.3%*
1994
1995
1996
1997
1998
1999
2000

$ in Millions	$59	$78	$103	$130	$156	$189	$253

Note: Excluding unusual item

** Restated to reflect the sale and outsource of credit operations.*

ZALE CORPORATION

Consistent Results: Net Income And EPS



(Dollars in Millions)
$200
180
160
140
120
100
80
60
40
20
0
6Yr. CAGR = 30%
$23
$0.66
$32
$0.88
$42
$1.16
$51
$1.38
$63
$1.70
$81
$2.21
$112
$3.11
1994
1995
1996
1997
1998
1999
2000

	1994	1995	1996	1997	1998	1999	2000
% to sales	*2.5%*	*3.0%*	*3.7%*	*4.0%*	*4.8%*	*5.7%*	*6.2%*
EPS Growth		*33%*	*31%*	*20%*	*23%*	*30%*	*41%*

Excludes Unusual Items

ZALE CORPORATION

Consistent Results: Return On Equity


% of Sales
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
Annual Increase = 190bp
7.2%
9.0%
11.0%
11.8%
13.2%
15.3%
18.8%
1994
1995
1996
1997
1998
1999
2000

Note: Return on Equity adjusted for benefit from net operating loss and deferred tax asset

ZALE CORPORATION

Financial Outlook

	Fiscal 2001	Fiscal 2002
Comparable Store Sales	-2% to Flat	2% - 4%
Gross Margin	Unchanged	Slight Improvement
EBITDA	12.6%	13.3%
Earnings Per ShareGrowth	12% - 15%	13% - 15%

ZALE CORPORATION

Summary of Growth Drivers

- Revenue Growth: Retailing Leadership
  - Innovative Merchandising
  - Aggressive Marketing
  - Expanding And Enhancing Bridal Offerings
- Infrastructure Efficiencies
  - Leverage Expense Structure
  - Leverage System Improvements
  - Intranet Provides Productivity Opportunities
  - Enhanced Distribution Capabilities
  - Sale and Outsource Credit Operation
  - Positive Cash Flow

ZALE CORPORATION

APPENDIX

United States Jewelry Market

1994: $33 Billion



Wal-Mart
Service Mdse
JCP
Finlay
Sears
Wards
Sterling
Zale
Tiffany
Helzberg
1.0
.9
.8
.5
.5
.4
.9
.8
.2
.2
Department Stores/Mass Merchants $11B
Specialty Retailers $18B
Catalog/ Direct $4B
HSN
QVC
.6
.5

1999: $40 Billion



Zale
Wal-Mart
Sears
JCP
Finlay
Service Mdse.
Target
KMart
Sterling
Tiffany
Helzberg
Friedman's
Whitehall
2.1
1.1
1.0
.9
.7
.5
.5
1.6
1.2
.3
.3
.3
Department Stores/Mass Merchants $13B
Specialty Retailers $22B
Catalog/ Direct $5B
HSN
QVC
.8
.3

ZALE CORPORATION

Economy - Opportunities For The Leader



$3,400
$3,000
$2,600
$2,200
$1,800
$1,400
$1,000
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
CAGR 13%
CAGR 6%
CAGR 4%
GDP
Jewelry
Zale

Source: US Department of Commerce.
Graph reflects the cumulative effect of growth in each segment beginning with the absolute value of $1,000 in 1985. Zale is depicted at a common value equal to the jewelry industry beginning at 1993.

ZALE CORPORATION

Favorable Demographics Contribute To Industry Growth



Jewelry Spending
$ 150
120
90
60
30
$43
$140
$111
$135
$121
$83
Under 25
25-34
35-44
45-54
55-64
65-74
% Age Segment Growth 2000 vs. 2005
3.3%
(1.4%)
(4.9%)
12.7%
23.7%
1.5%

Data Source: U.S. Government and Census Bureau

ZALE CORPORATION

Brand Expansion: United States and Canada

	Location Count	
	12/31/00	Potential
• Zales	748	850
• Zales Outlet	79	150
• Gordon's	309	500
• Bailey Banks & Biddle	119	250
• Peoples / Mappins	171	250
• Piercing Pagoda	946	1,300
Total	2,372	3,300

ZALE CORPORATION

Product Strategy

- **Three Key Businesses Across All Brands:**
  - **Bridal** — First Significant Jewelry Purchase; Lifetime Customer; Consistent Year-Round Demand
  - **Fashion** — Gift Giving and Self Purchase; Maximizes All Holidays; Distorts Key Traffic Time Periods
  - **Watches** — Brand Distinction and Differentiation; Supports And Builds Credibility
- **Each Brand Directed To Unique Customer Base**

ZALE CORPORATION

Marketing Strategy

	ZALES Jewelers	Gordon's Jewelers	Bailey Banks & Biddle Fine Jewelers	PEOPLES Jewelers	Piercing Pagoda
	Dominant National-US Jeweler	Major Regional Player in 12 Hub Markets	National Brand Established for Upscale Demographics	Dominate Canadian Jeweler	National Kiosk Retailer
Core Vehicle	TV	Inserts	Direct Mail	TV	Direct Mail Coupons
Supplemented By	Inserts Direct Mail USA Today	Direct Mail Radio	Magazine National Profile Newspapers	Inserts	"Club" Programs

ZALE CORPORATION

Brand Differentiation

	ZALES	Gordon's	Bailey Banks & Biddle	Zales Outlet	Peoples	Piercing Pagoda (b)
FY 2000 Sales ($mm)	$914	$342	$319	$57	$155	$260
% of Total	51%	19%	18%	3%	9%	N/A
FY 2000 Comp Store Sales	11%	10 %	19%	16%	–	–
Average Sale FY2000	$269	$299	$763	$253	$250 CAD	$29
Division EBITDA as % to Sales (a)	17%	17%	13%	11%	11%	9%
Number of Stores	748	309	119	79	171	946
Customer Profile:						
Target Age	25 - 65	30 - 65	35 - 65	30 +	25 - 65	16 - 25
Target Income	$35.0 - $50.0	$40.0 - $60.0	$60.0 +	$40.0 +	$20.0 - $35.0	–

(a) Before allocation of general corporate overhead for all divisions and credit operations for Outlet.
(b) Proforma 10 months in fiscal 2001.

ZALE CORPORATION

Brand Differentiation

	ZALES	GORDON'S	BBB	OUTLET	PEOPLES	PIERCING PAGODA
Customer	Good	Better	Best	Promotional Value Oriented	Good	Opening Price Point
Bridal	35%	37%	25%	22%	40%	–
Fashion	58%	55%	54%	70%	53%	100%
Watches	7%	8%	21%	8%	7%	–

ZALE CORPORATION

This presentation contains forward-looking statements, including statements regarding the Company's objectives and expectations regarding its merchandising and marketing strategies, store renovation, remodeling and expansion, inventory performance, capital expenditures, liquidity, development of its management information systems and e-commerce sites, productivity and profitability which are based on management's beliefs as well as assumptions made by and data currently available to management. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ from those anticipated or expected in these forward looking statements. The following list, which is not intended to be an all encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ from those anticipated or expected in these forward-looking statements: that low or negative growth in the economy or in the financial markets will occur and reduce discretionary spending on goods that are, or are perceived to be "luxuries"; that strong competitive responses may impact the Company's efforts to leverage its brand power with its marketing, merchandising and promotional efforts; that seasonality of the retail jewelry business or downturns in consumer spending may adversely affect the Company's results; that the Company may not be able to integrate acquisitions into its existing operations or that new acquisition and alliance opportunities that enhance shareholder value may not be available on terms acceptable to the Company; that litigation may have an adverse effect on the financial results or reputation of the Company; that alternate sources of merchandise supply may not be available on favorable terms to the Company during the three month period leading up to the Christmas season; that key personnel who have been hired or retained by the Company may depart to pursue other opportunities; that any disruption in the Company's private label credit card arrangement may adversely affect the Company's ability to provide consumer credit; or that changes in government or regulatory requirements may increase the Company's cost of operations. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

ZALE CORPORATION